Putnam
Dividend
Income Fund


[GRAPHIC OMITTED: ARTWORK]


SEMIANNUAL REPORT
December 31, 1995

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Perpetual preferred stocks responded extremely well to calendar 1995's combination of moderate economic growth, subdued inflation, and declining interest rates. Their performance was the primary force behind Putnam Dividend Income Fund's success in fiscal 1996's first half."
     -- Jeanne L. Mockard, Manager, Putnam Dividend Income Fund

* "[Fund manager Jeanne] Mockard made some well-timed calls heading into 1995. She shifted the fund into longer-duration fare, cutting its stake in adjustable-rate bonds and increasing Putnam Dividend Income Fund's common stock holdings and fixed-rate preferreds. These moves have helped the fund capture some of this year's market rebound."
     --Morningstar Closed-End Funds, November 3, 1995


            CONTENTS
 4          Report from Putnam Management
 8          Fund performance summary
13          Portfolio holdings
17          Financial statements


[GRAPHIC OMITTED: photo of George Putnam]

(copyright) Karsh, Ottawa

From the Chairman

Dear Shareholder:
Putnam Dividend Income Fund wrapped up an eventful six months that ended in the midst of one of the strongest bond-market rallies on record. As Fund Manager Jeanne Mockard relates in the report that follows, results for the semiannual fiscal period that ended on December 31, 1995, were gratifying, especially in contrast to last year's challenges.

Jeanne's decision to increase the portfolio's weighting in fixed-rate perpetual preferred stocks proved timely, as long-term interest rates continued to fall, a condition that is especially beneficial to such securities. Continued benign inflation provided even more impetus to the market's rise.

Hardly anyone expects the bond market to be as exuberant in the months ahead as it was in the period just ended. Nevertheless, as the fund moves into the second half of fiscal 1996, Jeanne sees the potential for increased market stability, which may enable the fund to further realize the benefits of its high-yielding, high-quality portfolio.

Respectfully yours,



/s/George Putnam
George Putnam
Chairman of the Trustees
February 15, 1996


Report from the Fund Manager
Jeanne L. Mockard

Fixed-income markets continued their historic advance during the first half of Putnam Dividend Income Fund's 1996 fiscal year, the six months ended December 31, 1995. Bond-market strength buoyed the performance of preferred stocks, which, although classified as equities on corporate balance sheets, behave more like bonds in the marketplace.

The Merrill Lynch Perpetual Preferred Index -- your fund's principal performance benchmark -- advanced by 5.63% during the period, an impressive recovery from the -1.2% drubbing it suffered during the same period in 1994. Your fund's 5.20% total return at market price nearly matched its benchmark, demonstrating that the fund kept pace with the market's rally while remaining true to its primary objective: generating a high level of current income while keeping principal fluctuations to a minimum.

*   PERPETUAL PREFERREDS BENEFIT FROM FALLING INTEREST RATES, BENIGN
INFLATION

Perhaps the biggest change in your fund's portfolio during the period was a sizable increase in fixed-rate perpetual preferred stocks and a corresponding decrease in adjustable-rate preferreds (ARPs). Given that perpetual preferreds respond to interest-rate movements as if they were long-term bonds with no maturity dates, they performed extremely well in calendar 1995's falling-rate environment. Fiscal 1996's strong semiannual results also reflect the availability of high real yields (that is, yields minus the prevailing inflation rate; high real yields indicated relatively tame inflation, which increased the appeal of fixed-income securities). Consequently, our somewhat more aggressive approach enabled your fund to benefit as long-term rates declined.

As the chart on page 5 indicates, we increased the fund's perpetual preferred weighting from approximately 45% of the portfolio at the beginning of the fiscal year to over 60% at the midpoint. We actually began adding perpetual preferreds as far back as December 1994, in the wake of substantial tax-loss selling that depressed the prices of many securities, especially those in the public utility sector. Market weakness enabled us to purchase the perpetual preferreds of numerous financially stable utilities at deeply discounted prices. Moreover, we continued to add perpetual preferreds throughout the fiscal year, not only in the utility sector, but also in the banking and financial sectors.

*   BANKING AND FINANCIAL SECURITIES PROVIDE MAJOR PERFORMANCE BOOST
We have been particularly pleased with the performance of the fund's banking and financial investments during the fiscal year's first half. Favorable interest-rate trends, improving operating results, and an active merger-and-acquisition calendar propelled the sector into a leadership role -- not only in the preferred market but in the broader equity market as well. Nevertheless, given our value-oriented approach, which entails a strict sell discipline when certain price levels are reached, we began taking profits on some of the fund's banking positions late in the period. We redeployed those assets into utilities, which had underperformed the broader market and therefore represented greater value.

*   COLLARS INCREASE ARPs' ATTRACTIVENESS WHEN RATES ARE FALLING

As we reduced the fund's adjustable-rate preferred weighting -- to approximately 10% of the portfolio by the end of the period -- we used a very specific criterion to differentiate between those ARPs we chose to sell and those we opted to retain. Because ARPs carry coupons that reset with movements in short-term interest rates, they are essential defensive holdings when rates are rising.

[GRAPHIC OMITTED: horiontal bar chart COMPARATIVE PORTFOLIO
COMPOSITION*]
showing:
Perpetual preferreds                   44.5% (black bar)
                                       60.7% (grey bar)
Adjustable-rate preferreds             25.5% (black bar)
                                       10.4% (grey bar)
Sinking-fund preferreds                14.4% (black bar)
                                       15.5% (grey bar)
Common stocks                           7.3% (black bar)
                                        7.9% (grey bar)
Convertible securities                  1.9% (black bar)
                                        1.9% (grey bar)
Cash and short-term securities          5.8% (black bar)
                                        3.2% (grey bar)

(black bar)          6/30/95
(grey bar)          12/31/95

Footnote reads:
Based on percentage of net assets. Composition will vary over time.


However, when rates are falling, as was the case throughout 1995, ARPs are typically less desirable -- that is, unless they have reached their coupon collars. All ARPs carry specific coupon collars which mark off the high and low limits above or below which their coupons cannot reset. Once an ARP has reached its lower coupon collar, its coupon income is locked in at that level, providing the holder with income protection in a falling-rate environment.

For example, the Texas Utilities Series B $7.00 preferred -- the fund's tenth largest holding at the end of the period -- is an ARP that cannot reset at a coupon below 7% or above 14.25%. Consequently, in the current environment of flat-to-declining rates, this ARP's income stream can never fall below 7%. Conversely, if rates begin to move back up, its coupon will likewise move up, preserving the stock's value (unless rates rise above 14.25%).

*   LEVERAGE PROPOSED IN LIGHT OF LOWER SHORT-TERM RATES

Throughout most of the fund's history, we have maintained a leveraged component in the portfolio, in effect borrowing money at low short-term rates and reinvesting it at higher long-term rates and profiting from the difference. Given that the yield curve has been relatively flat for much of the past year, strategies involving leverage would not have resulted in increased portfolio income, and consequently, the fund has remained completely unleveraged during that time.

However, with the possibility of lower short-term interest rates in the months ahead, we believe the yield curve may once again steepen, resulting in a profitable spread between short- and long-term yields. The fund, therefore, proposed to reintroduce leverage by issuing $60 million of auction preferred shares. The offering, if completed, is expected to close sometime in March.

*   TREASURY PROPOSALS PROMPT MARKET ADJUSTMENTS

Recently announced proposals out of Washington that, if enacted, would lower the dividends-received deduction (DRD) to 50% from 70% resulted in short-term price volatility in the preferred market as the semiannual period came to a close. Investors reacted to the uncertainty introduced by the proposals by bidding the prices of many preferreds downward to approximate the levels at which they might trade should the DRD be reduced. We will continue to monitor the Treasury's proposals -- which contain potential positives and negatives for the preferred market -- as we wait for the dust to clear from the ongoing federal budget debate.

Top 10 Holdings (12/31/95)*

McDermott, Inc. Series B, $2.60 sinking-fund preferred
Petroleum services

Detroit Edison Co. $1.9375 deposit-shares preferred
Electric utility

Boise Cascade Corp. Series F, $2.35 deposit-shares preferred
Forest products and paper manufacturing

AON Corp. $2.00 preferred
Insurance

Travelers Group Series D, $2.3125 deposit-shares preferred
Insurance and investment-management services

LASMO PLC Series A, $2.50 preferred
Petroleum services

W.R. Berkley Corp. Series A, $1.84375 deposit-shares preferred
Insurance

Connecticut Light and Power Co. Series 92, $3.615 sinking-fund pfd. Electric utility

Unocal Corp. 144A $3.50 convertible preferred
Oil services

Texas Utilities Electric Co. Series B, $7.00 adjustable-rate pfd.
Electric utility

*Top 10 holdings represent 25.7% of the fund's net assets. Portfolio holdings will vary over time.

During fiscal 1996's second half, we do not expect the fixed-income markets to stage a repeat performance of 1995's extraordinary advance. Nevertheless, we believe the slower economic environment may continue to provide support for the markets, resulting in relatively neutral fixed-income performance. And while we cannot provide guarantees, we believe such an environment would enable the fund to reap the benefits of high yields with modest total-return potential from the high-quality securities it currently owns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/95, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
                                          Merrill Lynch
                                            Perpetual
                                            Preferred
                 NAV         Market price     Index          CPI
------------------------------------------------------------------------
6 months         5.86%          5.20%          5.63%         0.66%
------------------------------------------------------------------------
1 year          17.31          17.46          20.41          2.54
------------------------------------------------------------------------
5 years         86.18          72.06          75.20         14.72
Annual average  13.24          11.46          11.86          2.78
------------------------------------------------------------------------
Life of fund
(Since 9/28/89) 88.24          48.38          85.10         22.80
Annual average  10.63           6.51          10.34          3.34
------------------------------------------------------------------------
Performance data represent past results. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/95

------------------------------------------------------------------------
Distributions (number): 6
------------------------------------------------------------------------
 (Common shares)
------------------------------------------------------------------------
Income1                         $0.36
------------------------------------------------------------------------
Total                           $0.36
------------------------------------------------------------------------
Share value:                    NAV                      Market price
------------------------------------------------------------------------
6/30/95                        $10.57                       $9.250
------------------------------------------------------------------------
12/31/95                       $10.78                       $9.375
------------------------------------------------------------------------
Current return:
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate2           6.68%                        7.68%
------------------------------------------------------------------------
Taxable equivalent3              9.20                        10.57
------------------------------------------------------------------------

1 Investment income may be subject to state and local taxes for corporate investors; federal, state and local taxes for noncorporate investors.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction. For some investors, investment income may also be subject to the federal alternative minimum tax.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of the fund's assets, minus any liabilities and the liquidation preference and cumulative undeclared dividends on any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS
Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

*   FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards. It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-time goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully.

*   A RUNDOWN OF RISK TYPES

This list covers only the most general types of risks; however, each investment will also have its own specific risks.

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.


Portfolio of investments owned
December 31, 1995 (Unaudited)

Preferred Stocks  (86.6%)*
NUMBER OF SHARES                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------
Automobiles  (3.6%)
-------------------------------------------------------------------------------------------------------------
          30,000          Ford Motor Co. Ser. B, $2.0625, dep. shs. Preferred (pfd.)      $    825,000
          65,500          General Motors Corp. Ser. B, $2.28125, dep. shs. pfd.              1,768,500
          59,000          General Motors Corp. Ser. G, $2.28, dep. shs. pfd.                 1,652,000
                                                                                        --------------
                                                                                             4,245,500
Banks  (18.1%)
-------------------------------------------------------------------------------------------------------------
          10,000          Ahmanson (H.F.) & Co. Ser. B, $2.40, dep. shs. pfd.                  257,500
          14,200          Ahmanson (H.F.) & Co. Ser. C, $2.10, dep. shs. pfd.                  367,425
          20,000          Bank of Boston Corp. Ser. E, $2.15, dep. shs. pfd.                   517,500
          60,000          BankAmerica Corp. Ser. H, $2.25, pfd.                              1,552,500
          38,200          BankAmerica Corp. Ser. K, $2.09375, pfd.                             983,650
          18,600          BankAmerica Corp. Ser. L, $2.04, dep. shs. pfd.                      476,625
          70,000          BankAmerica Corp. Ser. M, $1.96875, dep shs. pfd.                  1,785,000
          70,000          Bankers Trust New York Corp. Ser. Q, $1.4705,
                            Adjustable Rate Preferred (ARP) (CUS)                            1,478,750
          41,100          Chase Manhattan Corp. Ser. I, $2.71, pfd.                          1,243,275
          19,000          Chase Manhattan Corp. Ser. H, $2.44, pfd.                            524,875
          39,000          Chase Manhattan Corp. Ser. J, $2.27, pfd.                          1,014,000
          41,800          Chase Manhattan Corp. Ser. M, $2.10, pfd.                          1,086,800
          23,825          Chemical Banking Corp. Ser. H, $2.09375, pfd.                        604,559
          28,000          Chemical Banking Corp. Ser. I, $1.98, dep. shs. pfd.                 714,000
          10,000          Citicorp Ser. 8-B, $8.25, pfd.                                       985,000
          13,000          Citicorp Ser. 3, $7.00, ARP                                        1,270,750
          45,000          Citicorp Ser. 19, $1.323, ARP                                        961,875
          13,000          First Chicago NBD Corp. Ser. E, $2.1125, dep. shs. pfd.              338,000
          58,300          First Interstate Bancorp Ser. F, $2.46875, dep. shs. pfd.          1,501,225
          67,000          First Interstate Bancorp Ser. G, $2.25, dep. shs. pfd.             1,733,625
          26,100          Great Western Financial Corp. $2.075, dep. shs. pfd.                 678,600
          40,000          Sumitomo Bank Ltd. Ser. A, $2.03125, dep. shs. pfd.                  980,000
                                                                                        --------------
                                                                                            21,055,534
Combined Utilities  (14.5%)
-------------------------------------------------------------------------------------------------------------
           9,000          Baltimore Gas & Electric Co. Ser. 93, $7.125, pfd.                   927,000
          18,000          Baltimore Gas & Electric Co. $6.99, pfd.                           1,833,750
           9,694          Baltimore Gas & Electric Co. Sinking Fund, Ser. 87, $6.75, pfd.      954,859
          10,000          Baltimore Gas & Electric Co. Ser. 93, $6.70, pfd.                  1,010,000
          10,000          Cincinnati Gas & Electric Co. Sinking Fund, $7.375, pfd.           1,000,000
          71,162          Delmarva Power & Light Co. $1.9375, pfd.                           1,779,050
          77,000          New York State Electric & Gas Corp. Ser. B $1.36, ARP              1,655,500
          25,000          Pacific Gas & Electric Co. Ser. U, $1.76, pfd.                       656,250
           6,750          Public Service Electric & Gas Co. $7.52, pfd.                        675,000
          19,000          Public Service Electric & Gas Co. Sinking Fund, $7.44, pfd.        1,914,250
          12,000          Public Service Electric & Gas Co. $6.92, pfd.                      1,188,000
           7,000          Public Service of Colorado $7.15, pfd.                               652,750
          67,000          San Diego Gas & Electric Co. $1.70, pfd.                           1,608,000
          10,000          Western Resources, Inc. Sinking Fund, $8.50, pfd.                  1,022,500
                                                                                        --------------
                                                                                            16,876,909
Electric Utilities  (21.5%)
-------------------------------------------------------------------------------------------------------------
           8,284          Arkansas Power & Light Co. Sinking Fund, $8.52, pfd.                 815,974
          10,000          Commonwealth Edison Co. Sinking Fund, $9.00, pfd.                  1,030,000
          50,000          Connecticut Light & Power Co. Sinking Fund, Ser. 92, $3.615, pfd.  2,512,500
           8,500          Detroit Edison Co. $7.45, pfd.                                       837,250
         140,000          Detroit Edison Co. $1.9375, dep. shs. pfd.                         3,570,000
          50,000          Georgia Power Co. $1.9875, pfd.                                    1,262,500
           8,916          Gulf States Utilities Co. $7.56, pfd.                                775,692
          11,000          Houston Light & Power $8.12, pfd.                                  1,111,000
          50,000          Long Island Lighting Co. Sinking Fund, Ser. NN, $1.95, pfd.          975,000
           9,000          Louisiana Power & Light Co. Sinking Fund, $7.00,  pfd.               882,000
          20,000          Niagara Mohawk Power Corp. $2.375, pfd.                              467,500
          15,200          Niagara Mohawk Power Corp. Ser. A, $1.625, ARP                       254,600
           6,600          Northern States Power Co. Ser. A, $5.50, ARP                         620,400
          14,100          Northern States Power Co. Ser. B, $5.50, ARP                       1,325,400
          16,000          PSI Energy, Inc. $1.86, pfd.                                         400,000
          13,300          PacifiCorp Sinking Fund, $7.12, pfd.                               1,328,337
           5,000          Peco Energy $7.48, pfd.                                              500,000
          72,000          Puget Sound Power & Light Co. $1.96875, pfd.                       1,854,000
          21,400          Texas Utilities Electric Co. Ser. B, $7.00, ARP                    1,990,200
          75,580          Texas Utilities Electric Co. Ser. A, $1.875, dep. shs. pfd.        1,946,185
          25,000          Texas Utilities Electric Co. Ser. B, $1.805, dep. shs. pfd.          631,250
                                                                                        --------------
                                                                                            25,089,788
Finance  (4.5%)
-------------------------------------------------------------------------------------------------------------
          40,000          Bear Stearns & Co. Ser. A, $2.75, ARP                              1,720,000
           9,000          Bear Stearns & Co. Ser. B, $1.97, dep. shs. pfd.                     226,125
          99,669          Berkley (W.R.) Corp. Ser. A, $1.84375, dep. shs. pfd.              2,516,642
           4,400          Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. pfd.              124,850
          25,000          Morgan Stanley Inc. $2.22, dep. shs. pfd.                            643,750
                                                                                        --------------
                                                                                             5,231,367
Financial Services  (0.5%)
-------------------------------------------------------------------------------------------------------------
          59,750          Household International Inc. Ser. 91-A, $0.95, dep. shs. pfd.        597,500
Food Chains  (1.0%)
-------------------------------------------------------------------------------------------------------------
          45,000          McDonalds Corp. Ser E, $1.93, dep. shs. pfd.                       1,170,000
Forest Products  (2.7%)
-------------------------------------------------------------------------------------------------------------
         120,000          Boise Cascade Corp. Ser. F, $2.35, dep. shs. pfd.                  3,135,000
Gas Utilities  (1.0%)
-------------------------------------------------------------------------------------------------------------
          36,200          Phillips Gas Co. Ser. A, $2.35, pfd.                                 959,300
           9,360          Washington Natural Gas Co. Ser. III, $2.125, pfd.                    235,170
                                                                                        --------------
                                                                                             1,194,470
Health Care  (0.8%)
-------------------------------------------------------------------------------------------------------------
          1,000          Rhone Poulenc Rorer Ser. 3, $5.84, dep. shs. pfd.                     985,000
Insurance  (8.8%)
-------------------------------------------------------------------------------------------------------------
         115,000          AON Corp. $2.00, pfd.                                              2,961,250
          48,000          Progressive Corp. Ser. A, $2.34375, pfd.                           1,218,000
          40,000          Provident Life & Accident Insurance Co. $2.025, dep. shs. pfd.     1,010,000
           9,000          SunAmerica Inc. Ser. C, $7.00, ARP                                   891,000
          50,000          SunAmerica Inc. Ser. B, $2.3125, pfd.                              1,300,000
         108,000          Travelers Corp. Ser. D, $2.3125, dep. shs. pfd.                    2,821,500
                                                                                        --------------
                                                                                            10,201,750
Oil Services  (7.1%)
-------------------------------------------------------------------------------------------------------------
         111,000          LASMO PLC ADS Ser. A, $2.50, pfd. (United Kingdom)                 2,650,125
         190,537          McDermott Inc. Sinking Fund, Ser. B, $2.60, pfd.                   5,668,476
                                                                                        --------------
                                                                                             8,318,601
Paper  (0.4%)
-------------------------------------------------------------------------------------------------------------
          20,000          James River Corp. Ser. O, $2.0625, dep. shs. pfd.                    502,500
Publishing  (1.1%)
-------------------------------------------------------------------------------------------------------------
          49,000          Newscorp Overseas Corp. Ser. A, $2.15625, pfd.                     1,243,375
Water Utilities  (1.0%)
-------------------------------------------------------------------------------------------------------------
          12,000          United Water Resources, Inc. Ser. B, $7.625, pfd.                  1,188,000
                                                                                        --------------
                          Total Preferred Stocks   (cost $102,638,421)                    $101,035,294
Common Stocks  (7.9%)*
NUMBER OF SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
Combined Utilities  (2.1%)
-------------------------------------------------------------------------------------------------------------
          43,000          Pacific Gas & Electric Co.                                      $  1,220,125
          56,000          Rochester Gas & Electric Corp.                                     1,267,000
                                                                                        --------------
                                                                                             2,487,125
Electric Utilities  (5.7%)
-------------------------------------------------------------------------------------------------------------
          50,000          Entergy Corp.                                                      1,462,500
          60,000          Long Island Lighting Co.                                             982,500
          58,000          Potomac Electric Power Co.                                         1,522,500
          41,000          Public Service Enterprise Group, Inc.                              1,255,625
          34,000          Texas Utilities Electric Co.                                       1,398,250
                                                                                        --------------
                                                                                             6,621,375
Telephone Services  (0.1%)
-------------------------------------------------------------------------------------------------------------
           4,100          Pacific Telesis Group                                                137,863
                                                                                        --------------
                          Total Common Stocks   (cost $8,037,958)                         $  9,246,363
CONVERTIBLE PREFERRED STOCKS  (1.9%)* (cost $2,080,000)
NUMBER OF SHARES                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------
Oils  (1.9%)
-------------------------------------------------------------------------------------------------------------
          40,000          Unocal Corp. 144A $3.50, cv. pfd.                               $  2,180,000
SHORT-TERM INVESTMENTS  (3.2%)* (cost $3,725,831)
PRINCIPAL AMOUNT                                                                                 VALUE
-------------------------------------------------------------------------------------------------------------
          $3,724,000      Interest in $308,242,000 joint repurchase agreement
                            dated December 29, 1995 with Lehman Brothers Inc.
                            due January 2, 1996 with respect to various U.S. Treasury
                            obligations -- maturity value of $3,726,441 for an
                            effective yield of 5.90%                                      $  3,725,831
-------------------------------------------------------------------------------------------------------------
                              Total Investments  (cost $116,482,210)***                   $116,187,488
-------------------------------------------------------------------------------------------------------------

 * Percentages indicated are based on net assets of $116,630,535.

 (CUS) Bankers Trust New York Corp. provides sub-custodian services to the fund.

 *** The aggregate identified cost on a tax basis is $116,482,210, resulting in gross unrealized appreciation and depreciation of $2,905,708 and $3,200,430, respectively, or net unrealized depreciation of $294,722.

ADS after the name of a holding stands for American Depository Shares representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
December 31,1995 (Unaudited)

Assets
--------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $116,482,210)  (Note 1)                                             $116,187,488
--------------------------------------------------------------------------------------------------------
Cash                                                                                          859
--------------------------------------------------------------------------------------------------------
Dividends and other receivables                                                         1,384,785
--------------------------------------------------------------------------------------------------------
Total assets                                                                          117,573,132

Liabilities
--------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     649,473
--------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                                              218,088
--------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                                                 239
--------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 3)                                                2,192
--------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)                                 28,792
--------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                     43,813
--------------------------------------------------------------------------------------------------------
Total liabilities                                                                         942,597
--------------------------------------------------------------------------------------------------------
Net assets                                                                           $116,630,535

Represented by
--------------------------------------------------------------------------------------------------------
Common shares, without par value, unlimited shares
authorized; 10,821,255 shares outstanding                                             $122,964,096
--------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                         (476,162)
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                               (5,562,677)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                               (294,722)
--------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $116,630,535

Computation of net asset value
--------------------------------------------------------------------------------------------------------
Net asset value per share ($116,630,535 divided by 10,821,255 shares)                      $10.78
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of operations
Six months ended December 31,1995 (Unaudited)

Investment Income
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $20,824)                                               $4,346,781
--------------------------------------------------------------------------------------------------------
Interest                                                                                   152,917
--------------------------------------------------------------------------------------------------------
Total investment income                                                                  4,499,698

Expenses:
--------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 3)                                                          433,835
--------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                                             75,266
--------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 3)                                                           6,204
--------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    20,779
--------------------------------------------------------------------------------------------------------
Auditing                                                                                    3,268
--------------------------------------------------------------------------------------------------------
Legal                                                                                       3,270
--------------------------------------------------------------------------------------------------------
Postage                                                                                    19,538
--------------------------------------------------------------------------------------------------------
Registration fees                                                                             617
--------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                      12,130
--------------------------------------------------------------------------------------------------------
Administrative services (Note 3)                                                            4,303
--------------------------------------------------------------------------------------------------------
Other expenses                                                                                637
--------------------------------------------------------------------------------------------------------
Total expenses                                                                            579,847
--------------------------------------------------------------------------------------------------------
Expense reduction (Note 3)                                                                (21,970)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                              557,877
--------------------------------------------------------------------------------------------------------
Net investment income                                                                   3,941,821
--------------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 4)                                       (1,581,212)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period                            3,808,269
--------------------------------------------------------------------------------------------------------
Net gain on investments                                                                 2,227,057
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $6,168,878
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                              Six months ended        Year ended
                                                                   December 31           June 30
                                                                         1995*              1995
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                               $3,941,821          $8,399,243
--------------------------------------------------------------------------------------------------------
Net realized loss on investments and written options                (1,581,212)         (3,908,559)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                           3,808,269           4,004,697
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 6,168,878           8,495,381
--------------------------------------------------------------------------------------------------------
Distributions to auction preferred shareholders:
   From net investment income                                              --              (93,670)
   From net realized gain on investments                                   --             (635,190)
--------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
   From net investment income                                      (3,895,652)          (8,465,986)
   From net realized gain on investments                                   --           (2,571,785)
--------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 2):
--------------------------------------------------------------------------------------------------------
Auction preferred shares                                                   --          (25,000,000)
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             2,273,226          (28,271,250)
--------------------------------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                               114,357,309          142,628,559
--------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $476,162 and $522,331,
respectively)                                                    $116,630,535         $114,357,309
--------------------------------------------------------------------------------------------------------
Number of fund shares
--------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period           10,821,255           10,821,255
--------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at beginning of period               --                  250
--------------------------------------------------------------------------------------------------------
Auction preferred shares repurchased                                      --                 (250)
--------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at end of period                     --                   --
--------------------------------------------------------------------------------------------------------
*   Unaudited.

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a share outstanding throughout the period)

                                      Six months ended
                                         December 31                               Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                             1995*          1995          1994           1993           1992           1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.57        $10.84        $12.39        $ 11.38        $ 10.21        $ 10.26
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                          .37           .78          1.13           1.35           1.49           1.65
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 .20           .01         (1.13)           .97           1.15            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .57           .79            --           2.32           2.64           1.70
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
   To preferred shareholders                    --          (.01)         (.16)          (.21)          (.27)          (.49)
------------------------------------------------------------------------------------------------------------------------------------
   To common shareholders                     (.36)         (.78)         (1.04)        (1.08)         (1.19)         (1.25)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------------
   To preferred shareholders                    --          (.06)            --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   To common shareholders                       --          (.24)          (.38)           --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital: (a)
------------------------------------------------------------------------------------------------------------------------------------
   To common shareholders                       --           --              --            --             --           (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           (.36)       (1.09)          (1.58)        (1.29)         (1.46)         (1.78)
------------------------------------------------------------------------------------------------------------------------------------
Change in cumulative undeclared dividends on
remarketed preferred shares                     --          .03             .03          (.02)          (.01)           .03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.78       $10.57          $10.84       $ 12.39        $ 11.38        $ 10.21
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares) $9.375       $9.250          $9.750       $11.875        $12.000        $10.375
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%) (b)                    5.20(e)         5.82           (6.78)         8.27          28.71           8.41
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund)
(in thousands)                            $116,631     $114,357        $142,629      $208,076       $196,725       $182,003
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                .50(e)         1.07            1.42         1.70           1.64           2.02
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)(c)                          3.40(e)         7.39            8.06       9.65(c)         11.14          11.67
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       29.09        27.39           73.63        166.44        160.44         197.67
------------------------------------------------------------------------------------------------------------------------------------
 *  Unaudited.
(a) See Note 1 to financial statements.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.
(d) The ratio of expenses to average net assets for the year ended June
30, 1995 and for the six months ended December 31, 1995 include amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts. (See Note 3)
(e) Not annualized.



Notes to financial statements
Six months ended December 31, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for dividends received deduction allowed to corporations under Section 243 (C1) of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Non-convertible preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements are in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities whose market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Management and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses), undeclared dividends on remarketed preferred shares and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and for excise tax on income and capital gains.

At June 30, 1995, the fund had a capital loss carryover of approximately $366,000 available to offset future net capial gain, if any, which will expire on June 30, 2003. To the extent that the capital loss carryover is used to offset realized gains, it is unlikely that the gains so offset will be distributed to shareholders, since distribution might be taxable as ordinary income.

G) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include dividends payable, post October losses and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1995, the fund reclassified $341,463 to decrease distributions in excess of net investment and $341,434 to increase accumulated net realized loss, with a decrease to paid-in-capital of $29. The calculation of net investment income per share in the financial highlights excludes these adjustments.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and various states and the initial public offering of its shares were $79,675. These expenses were amortized on a straight-line basis over a period not exceeding 60 months from the date the fund commenced operations, and concluded during the six months ended December 31, 1995.

Note 2
Auction Preferred Shares

On September 28, 1989, the fund issued 740 Auction Preferred Shares, Series A. Proceeds to the fund before underwriting expenses of $1,295,000 and $308,080 of offering expenses, amounted to $74,000,000. During the fiscal year ended June 30, 1994, a total of 490 shares were repurchased at a value of $49,000,000 plus interest. The remaining 250 shares were repurchased by the fund at a value of $25,000,000 plus interest during the year ended June 30, 1995. The preferred shares were redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Company Act of 1940, the fund was required to maintain asset coverage of at least 200% with respect to the auction preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund was required to meet more stringent asset coverage requirements under terms of the auctioned preferred shares and the shares' rating agencies. Had these requirements not been met, or had dividends accrued on the auctioned preferred shares not been paid, the fund may have been restricted in its ability to declare dividends to common shareholders or may have been required to redeem certain of the auctioned preferred shares. At December 31, 1995, no such restrictions have been placed on the fund.

Note 3
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including proceeds from the auctioned preferred offering. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

If dividends payable on auctioned preferred shares during any dividend payment period plus any expenses attributable to auctioned preferred shares for that period exceeded the fund's net income attributable to the proceeds of the auctioned preferred shares during that period, then the fee payable to Putnam Management for that period would have been reduced by the amount of the excess (but not more than 0.85% of the liquidation preference of the remarketed auction preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $810 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1995, fund expenses were reduced by $21,970 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

During the six months ended December 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Note 4
Purchases and sales of securities

During the six months ended December 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $37,934,821 and $34,668,297, respectively. There were no purchases or sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Dividend Policy

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions). Long-term capital gains are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of the net investment income and net realized short-term capital gains that the fund is likely to earn over the long term. Such distributions at times may exceed the current earnings of the fund, resulting in a nontaxable return of capital to shareholders.

At the time of each distribution, shareholders are furnished Putnam Management's current estimate of the sources of such distribution. These estimates are subject to adjustment depending on investment results for the fund's entire fiscal year. Final information regarding such matters is furnished to shareholders in the fund's annual report and in tax information provided following the end of each calendar year.


Selected quarterly data
(Unaudited)

Available for common shareholders
                                                             Net realized
                                                            and unrealized           Net increase
            Investment           Net investment               gain (loss)            in net assets         Net assets at
              income                income                   on investments          from operations       end of period
------------------------------------------------------------------------------------------------------------------------------------
  Quarter                  Per                  Per                      Per                     Per                   Per
  Ended       Total       Share      Total     Share      Total         Share      Total        Share     Total       Share
------------------------------------------------------------------------------------------------------------------------------------
 9/30/93    $3,910,999    $.36    $3,131,259   $.29    $ 4,427,795     $ .41   $ 7,559,054     $ .70   $138,962,635   $12.84
12/31/93     3,742,849     .34     2,650,334    .24     (3,456,693)     (.31)     (806,359)     (.07)   129,714,179    11.99
 3/31/94     3,397,147     .32     2,445,713    .23     (7,942,482)     (.75)   (5,496,769)     (.52)   121,879,941    11.26
 6/30/94     2,962,961     .28     2,235,583    .21     (4,497,249)     (.48)   (2,261,666)     (.27)   117,326,104    10.84
 9/30/94     2,647,044     .24     2,281,816    .21     (1,372,663)     (.12)      909,153       .09    115,932,585    10.71
12/31/94     2,480,140     .23     2,149,522    .20     (5,514,255)     (.51)   (3,364,733)     (.31)   107,443,034     9.93
 3/31/95     2,264,210     .21     2,003,551    .19      3,980,750       .36     5,984,301       .55    111,371,298    10.29
 6/30/95     2,216,738     .21     1,931,367    .18      3,002,306       .28     4,933,673       .46    114,357,309    10.57
 9/30/95     2,189,958     .20     1,904,327    .18      2,375,048       .21     4,279,375       .39    116,688,858    10.78
12/31/95     2,309,740     .22     2,037,494    .19       (147,990)     (.01)    1,889,504       .18    116,630,535    10.78


Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company
legal counsel
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Thomas Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.


[LOGO: PUTNAM INVESTMENTS]

   The Putnam Funds
   One Post Office Square
   Boston Massachusetts, 02109

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